Subsequent Events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 29 – Subsequent Events

1.	Kenon

Dividend

In 2026, Kenon’s board of directors approved a cash dividend of $3.85 per share (an aggregate amount of approximately $200 million), payable to Kenon’s shareholders of record as of the close of trading in April 2026.

ZIM Capped Call Transaction

In Q1 2026, the cash settled capped call transaction has been settled for approximately $34 million.

2.	OPC

Acquisition of interests in CPV Maryland and disposal of investment in CPV Three Rivers

In February 2026, CPV Group entered into an acquisition agreement with a partner holding 25% of the remaining ownership interests in CPV Maryland. In accordance with the agreement, in consideration for the partner's ownership interests in CPV Maryland, CPV Group will transfer to the partner its ownership interests of 10% in the CPV Three Rivers and a cash amount, which is immaterial to the Group. The completion of the transaction is subject to generally accepted conditions precedent, including obtaining regulatory approvals.

Upon completion of the transaction, CPV Group will hold the entire ownership interests in CPV Maryland and at the same time will cease to have any interest in CPV Three Rivers. As from that date, CPV Maryland will be consolidated into the Group’s Financial Statements. As of the date of the approval of the report, the Group is assessing the transaction’s accounting treatment.

OPC Private Placement

During Q1 2026, OPC announced a private placement of 8 million ordinary shares to institutional investors in Israel for gross proceeds of NIS 800 million (approximately $257 million). Following the completion of the private placement, Kenon is expected to register a decrease in equity interest in OPC to approximately 46% of OPC.